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                                                                   Exhibit 10.17

                     MEMBERSHIP INTEREST PURCHASE AGREEMENT


         This MEMBERSHIP INTEREST PURCHASE AGREEMENT ("Agreement") is entered into as of September 30, 2002, by and among GENE MYERS ENTERPRISES, INC., a Florida corporation ("Seller") and CPC OF AMERICA, INC., a Nevada corporation ("Buyer"). CPC OF AMERICA, INC., in its capacity as Manager ("Manager") of MED ENCLOSURES, LLC, a Nevada limited liability company ("Company"), joins this Agreement solely for the purpose of consenting to the transaction contemplated herein.

                                 R E C I T A L S
                                 ---------------

         A. Seller owns a 26.7% membership interest in the Company. The membership interest was purchased by Seller for an initial capital contribution of certain patents and intellectual property rights relating to arterial closure products and procedures as set forth in that certain Amended and Restated Operating Agreement for Med Enclosures, LLC ("Operating Agreement") dated April 24, 2000 between Seller and Buyer.

         B. Buyer owns a 73.3% membership interest in the Company.

         C. Seller desires to sell, and Buyer desires to purchase a portion of Seller's total membership interest equivalent to a 7% membership interest in the Company ("Membership Interest"), on the terms and conditions more fully set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                A G R E E M E N T
                                -----------------

1.       SALE AND PURCHASE OF MEMBERSHIP INTEREST.
         -----------------------------------------

         1.1 AGREEMENT TO SELL AND PURCHASE. Subject to the terms and conditions of this Agreement, the Seller will sell to the Buyer, and the Buyer will purchase from the Seller, the Membership Interest. Seller hereby sells, assigns, transfers and delivers to the Buyer, and the Buyer hereby purchases the Membership Interest. Seller makes such sale free and clear of all liens, pledges, claims, charges or encumbrances of any nature on the Membership Interest, but subject to the Operating Agreement. The parties hereto agree that the Membership Interest being purchased hereunder includes an equivalent percentage of the capital account of Seller and all rights to distributions with respect thereto, and that Seller shall have no right to any distributions which are hereafter paid which may be attributable to Company's operations prior to or after the Closing Date with respect to the Membership Interest.

         1.2 PURCHASE CONSIDERATION. In consideration of the sale by Seller of the Membership Interest to the Buyer, the Buyer shall deliver to Seller ten thousand (10,000) shares (the "Shares") of Buyer's $.0005 par value per share common stock (the "Purchase Price"). The Purchase Price for the Membership Interest will be paid by the Buyer at the Closing (as defined below) by delivery to the Seller of a certificate evidencing the Shares.

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         1.3 ADDITIONAL TERM. The Buyer and Seller acknowledge and agree that transfer of the Membership Interest is subject to the terms and condition of the Operating Agreement.

         1.4 NO CHANGE TO OPERATING AGREEMENT. The parties acknowledge that the sale from Seller to Buyer does not in any way change any of the substantive provisions of the Operating Agreement, except to reflect the purchase and sale of the Membership Interest.

2.       THE CLOSING.
         ------------

         2.1 THE CLOSING. The closing of the purchase of the Membership Interest contemplated by this Agreement (the "Closing") will take place at the offices of the Buyer on September 30, 2002 or at such other date as may be agreed to by the parties (the "Closing Date"). At the Closing, upon receipt of all executed documents by Buyer and Seller, the Buyer will deliver to the Seller a certificate evidencing the Shares.

3.       REPRESENTATIONS AND WARRANTIES OF SELLER.
         -----------------------------------------

         In order to induce the Buyer to enter into this Agreement and purchase the Membership Interest, the Seller hereby represents, warrants and covenants to the Buyer as of the date hereof and as of the Closing Date as follows:

         3.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. Seller has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. Seller is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

         3.2 AUTHORIZATION; BINDING EFFECT. Seller has all requisite corporate power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith. All corporate action on the part of Seller necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Seller hereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement shall constitute the valid and legally binding obligation of Seller, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         3.3 TITLE TO THE MEMBERSHIP INTEREST. The Seller has and owns good and marketable titled to the Membership Interest as of the date hereof and as of the Closing Date, free and clear of all and any liability, security agreement, title retention device, pledge, lien, charge, claim, restriction and encumbrance whatsoever other than those imposed by the Operating Agreement. Seller warrants and agrees to forever defend the same against all persons whomsoever claim an interest therein.

         3.4 RIGHT TO TRANSFER. Seller has the absolute right to transfer the Membership Interest to the Buyer as herein described subject to obtaining the consent of the Manager of the Company as required by the Operating Agreement. The consent of any other party and no agreement or other instrument will be violated as a result of such transfer.

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         3.5 INVESTMENT AND RELATED REPRESENTATIONS.

                  3.5.1 SHARES AS "RESTRICTED" SECURITIES. Seller is aware that neither the Shares nor the offer or sale thereof to the Seller has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any foreign or state securities law. Seller further understands that no registration statement has been filed with the Securities and Exchange Commission ("SEC"), nor with any other state regulatory authority and that, as a result, any benefit which might normally accrue to an investor such as Seller by an impartial review of such a registration statement by the SEC or other regulatory commission will not be forthcoming. Seller acknowledges that the Shares are being offered pursuant to certain exemptions from Section 5 of the Securities Act for offers and sale of securities not involving an issuer, underwriter or dealer. Seller understands that the Shares are "restricted" securities under U.S. federal securities laws inasmuch as they are being acquired from the issuer and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Seller represents that it is familiar in general with Rule 144 under the Securities Act (which provides generally for a one year holding period and limitations on the amount of "restricted" securities that can be sold in compliance with the rule upon completion of the holding period), and understands the resale limitations imposed thereby and by the Securities Act. Seller understands that each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for Buyer) shall be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend that may now or hereafter be required by applicable state law):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN FULL COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT."

Seller agrees that it will not sell any portion of the Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. Seller understands that Buyer shall refuse to transfer the Shares except in accordance with the restrictions and agreements of Seller set forth in this Section 3.5.

                  3.5.2 INVESTMENT REPRESENTATION. The Shares are being acquired by Seller pursuant to this Agreement for investment and not with a view to the public resale or distribution thereof unless pursuant to an effective registration statement or exemption under the Securities Act.

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                  3.5.3 NO PUBLIC SOLICITATION. Seller is acquiring the Shares after private negotiation and has not been attracted to the acquisition of the Shares by any press release, advertising or publication.

                  3.5.4 INVESTOR SOPHISTICATION AND ABILITY TO BEAR RISK OF LOSS. Seller has not been organized for the purpose of acquiring the Shares. Seller acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Seller's financial condition. Seller otherwise has such knowledge and experience in financial or business matters that Seller is capable of evaluating the merits and risks of the investment in the Shares.

         3.6 RECEIPT OF INFORMATION AND ACCESS TO COMPANY. Seller represents and warrants that it has received from the Company all of the financial and other information Seller considers necessary or appropriate in order to decide to sell the Membership Interest to Buyer. Seller has been given full and complete access to the Company's books and records in order that Seller may complete, to its satisfaction, an investigation of the Company and its business and prospects, and Seller has been given every opportunity to ask questions of, and to receive answers from, the Company regarding its business and prospects, in order to enable Seller to evaluate the fairness of the Purchase Price.

         3.7 RECEIPT OF INFORMATION AND ACCESS TO BUYER. Seller acknowledges that it has received and reviewed the following documents: (a) the Buyer's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and (b) the Buyer's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, both of which provide important information concerning the Buyer. Seller further represents and warrants that it has received from the Buyer all of the financial and other information Seller considers necessary or appropriate in order to decide to sell the Membership Interest to Buyer in consideration of the Shares. Seller has been given full and complete access to the Buyer's books and records in order that Seller may complete, to its satisfaction, an investigation of the Buyer and its business and prospects, and Seller has been given every opportunity to ask questions of, and to receive answers from, the Buyer regarding its business and prospects, in order to enable Seller to evaluate the merits of investing in the Shares.

4.       REPRESENTATIONS OF BUYER.
         -------------------------

         In order to induce the Seller to enter into this Agreement and to sell the Membership Interest, the Buyer hereby represents, warrants and covenants to the Seller as of the date hereof and as of the Closing Date as follows:

         4.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. Buyer has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. Buyer is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

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         4.2 AUTHORIZATION. Buyer has all requisite corporate power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith. All corporate action on the part of Buyer necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Buyer hereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement shall constitute the valid and legally binding obligation of Buyer, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         4.3 VALIDITY; TITLE. The Shares, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Buyer shall deliver to Seller at the Closing the original certificate(s) evidencing the Shares with such endorsements, assignments and other instruments of transfer, in form satisfactory to Seller and its counsel, in order to effectively vest in Seller all right, title and interest in and to the Shares. >From time to time after the Closing, and without further consideration, Buyer will execute and deliver such other instruments of transfer and take such other actions as Seller may reasonably request in order to more effectively transfer to Seller the securities intended to be transferred hereunder.

         4.4 INVESTMENT INTENT. The Buyer acknowledges that the Membership Interest being purchased by the Buyer has not been registered under the Securities Act of 1933 (the "Act") or any state securities laws in reliance on certain exemptions contained in such laws and represents that Buyer is acquiring the Membership Interest for his own account, for investment and without any view to distribution or resale in connection with any distribution of the Membership Interest.

5.       MISCELLANEOUS.
         --------------

         5.1 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNMENT. This Agreement sets forth the entire understanding and supersedes any and all other written or oral understandings, negotiations, or agreements between Seller and Buyer relating to the subject matter hereof. All of the terms, representations and warranties of this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors, heirs at law, legatees, distributee, executors, administrators and other legal representatives.

         5.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, and governed by, the laws of the State of Nevada.

         5.3 FURTHER ASSURANCES. The parties shall take any and all actions as are reasonably requested by another party hereto and are necessary to carry out the purposes, provisions and intent of this Agreement.

         5.4 AMENDMENT. This Agreement may be amended and any of their terms or conditions of this Agreement may be waived, only by written instrument signed by both the Buyer and the Seller, or, in the case of a waiver, by or on behalf of the party waiving compliance.

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         5.5 LITIGATION COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions thereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         5.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together will constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

                                             "SELLER"

                                             GENE MYERS ENTERPRISES, INC.,
                                             a Florida corporation

                                             By:      /S/ GENE MEYERS
                                                --------------------------------
                                                  Gene Myers, M.D., President

                                             "BUYER"

                                             CPC OF AMERICA, INC.,
                                             a Nevada corporation

                                             By:    /S/ ROD A. SHIPMAN
                                                --------------------------------
                                                  Rod A. Shipman, President

CONSENT OF "MANAGER"

The Manager hereby consents to Seller's
transfer of the Membership Interest to Buyer pursuant to Section 6.1 of the Operating
Agreement as of the date first above
written:

CPC OF AMERICA, INC.,
as Manager of MED ENCLOSURES, LLC

By:    /S/ ROD A. SHIPMAN
   ---------------------------------
     Rod A. Shipman, President


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